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                 IN ACCORDANCE WITH RULE 202 OF REGULATION S-T,
                THIS FORM 8-K CURRENT REPORT AND THE ACCOMPANYING
                    EXHIBIT ARE BEING FILED IN PAPER PURSUANT
                       TO A CONTINUING HARDSHIP EXEMPTION

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 1998


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     --------------------------------------

      (Exact name of registrant as specified in its governing instruments)


           Delaware                     333-38073                 13-3416059
           --------                     ---------                 ----------
(State or other jurisdiction    (Commission File Numbers)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             World Financial Center
                                   North Tower
                            New York, New York 10281
                            ------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 449-3860

                         Exhibit Index appears on page 5

------------------------------------------------------------------------------

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Item 5.  Other Events

          On or about December 22, 1998, the Registrant caused the issuance and sale of approximately $638,408,605 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-C3, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class IO, Class F, Class G, Class H, Class J, Class K, Class L, Class R-I, Class R-II and Class R-III (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of December 1, 1998, among the Registrant, GE Capital Loan Services, Inc., as master servicer, GE Capital Realty Group, Inc., as special servicer, and The Chase Manhattan Bank, as trustee.

          In connection with the sale of the Series 1998-C3, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class IO Certificates (collectively, the "Underwritten Certificates"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") that the Underwriter has, following the effective date of Registration Statement No. 333-38073, furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates, which Computational Materials are being filed as an exhibit to this report.

          The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials were prepared by the Underwriter. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for all investors.

          In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

     (a)  Financial Statements.
          ---------------------

          Not applicable.

     (b)  Pro Forma Financial Information.
          --------------------------------

          Not applicable.

     (c)  Exhibits.
          ---------

                     Item 601(a) of Regulation
Exhibit Number       S-K Exhibit No.                   Description
--------------       ---------------                   -----------

       1                        99                     Computational Materials

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                By:  /s/ Michael M. McGovern
                                     ----------------------
                                      Name:  Michael M. McGovern
                                      Title:    Secretary and Director

Dated:  December 23, 1998

                                  EXHIBIT INDEX




                  Item 601(a) of
                  Regulation S-K                          Sequentially
Exhibit Number    Exhibit No.         Description         Numbered Page
--------------    -----------         -----------         -------------
          1           99              Computational  P    Page 6
                                      Materials